Stein Roe Mutual Funds

Semiannual Report
April 30, 2001


Photo of: Hands on globe.


Stein Roe Thematic Equity Funds

           Global Thematic Equity Fund
           European Thematic Equity Fund


Logo: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(R)

Contents

From the President................................................     1
   Stephen Gibson's thoughts on the markets and investing

Fund Performance..................................................     2
Total Return Comparison...........................................     3
Questions & Answers
   Interviews with the portfolio managers and
   a summary of investment activity
   Global Thematic
     Equity Fund..................................................     4
   European Thematic
     Equity Fund..................................................     8

Portfolios of Investments.........................................    13
   A complete list of investments with market values

Financial Statements..............................................    22
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    28

Financial Highlights..............................................    32
   Selected per-share data


                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:
We are pleased to present the first semiannual report for the Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund. We believe the innovative investing style of these thematic funds fills an important niche in the Stein Roe family of funds, while adding a unique twist to our philosophy of disciplined growth investing.

   Unfortunately, world markets were not kind in the four months following the launch of Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund. The impact of the US economy on the rest of the world was evident during the period, as stock market declines in Europe and around the world reflected those in the US. Though conditions were not in its favor, your portfolio management team utilized time-tested principles to identify companies with growth potential, even in the current bear market. As a result, the Global Thematic Equity Fund succeeded in outperforming its benchmark, while the European Thematic Equity Fund fell just short of its benchmark.

   The following report contains more detailed information about the funds' performance, market conditions and the strategies used by your portfolio management team. As always, we thank you for choosing Stein Roe Mutual Funds and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   June 11, 2001

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Photo of: Stephen E. Gibson

Fund Performance
--------------------------------------------------------------------------------

                            Cumulative Total Returns
                        January 2, 2001 - April 30, 2001


                                                                       LIFE OF
                                                                         FUND
                                                                       --------
STEIN ROE GLOBAL THEMATIC EQUITY FUND*                                  -5.33%
MSCI World Index**                                                      -6.45%


STEIN ROE EUROPEAN THEMATIC EQUITY FUND*                                -10.31%
MSCI Europe Index**                                                     -9.64%

--------------------------------------------------------------------------------
*  The fund commenced operations on 1/2/01.

** MSCI Index returns are from 12/31/00.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The Morgan Stanley Capital International World (MSCI World) Index and the Morgan Stanley Capital International Europe (MSCI Europe) Index are each unmanaged groups of securities that differ from the composition of any Stein Roe Fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

Total Return Comparison
--------------------------------------------------------------------------------

Stein Roe Global Thematic Equity Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT  January 2, 2001 to April 30, 2001

                 Stein Roe Global Thematic Equity Fund          MSCI World Index
1/2/01           10000                                          10000
1/31/01          10424                                          10197
2/28/01          9555.68                                        9334.33
3/31/01          8736.76                                        8714.53
4/30/01          9466.93                                        9354.18
--------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the Index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.


Stein Roe European Thematic Equity Fund
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT  January 2, 2001 to April 30, 2001



                 Stein Roe European Thematic Equity Fund       MSCI Europe Index
1/2/01           10000                                         10000
1/31/01          10157                                         10014
2/28/01          9233.73                                       9135.77
3/31/01          8428.55                                       8446.93
4/30/01          8968.57                                       9036.53
--------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the Index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe (MSCI Europe) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

Questions & Answers
AN INTERVIEW WITH BO KNUDSEN, TEAM MANAGER OF NORDEA SECURITIES, INC., THE SUBADVISOR TO STEIN ROE GLOBAL THEMATIC EQUITY FUND

   FUND DATA

   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Global Thematic Equity Fund seeks long-term growth of capital by investing at least 65% of its assets in common stocks and other equity securities of US and foreign companies with market capitalizations generally greater than $2.5 billion.

   FUND INCEPTION:
   January 2, 2001

   NET ASSETS:
   $1.56 million

Photo of: Bo Knudsen

artwork: compass rose

Q: HOW DID THE STEIN ROE GLOBAL THEMATIC EQUITY FUND PERFORM DURING ITS FIRST FOUR MONTHS?

A: For the period ended April 30, 2001, Stein Roe Global Thematic Equity Fund generated a total return of negative 5.33%. While we had hoped to have more positive news for the fund's first reporting period, this return did exceed that of the fund's benchmark, the MSCI World Index, which returned negative 6.45% for the same period.


Q: HOW DID ECONOMIC CONDITIONS IN THE US AND EUROPE IMPACT THE FUND'S
PERFORMANCE?

A: During the first quarter of 2001, markets in the US and Europe declined significantly. US markets experienced continued volatility, as concerns about the possibility of a recession caused investors to turn away from growth stocks--especially in the technology and telecommunications sectors--and focus their attention on more defensive issues. In Europe, the declines were fueled by US developments, along with the downgrading of several leading telecom companies. Because of the fund's growth-oriented objective and its heavy weighting in US and European issues, these declines were reflected in the fund's performance.

   In April, both US and world markets experienced a significant upswing. Growth stocks in particular began to turn around, and a surprise rate cut by the Fed sparked further rallies in the US. Although these gains were substantial, they were not enough to counter the first quarter losses suffered by both the markets and the fund.

Questions & Answers Continued


Q: WHAT STRATEGIES DID YOU EMPLOY DURING THE PERIOD?

A: As thematic investors, our strategy remains fairly consistent regardless of market conditions. We strive to "stay ahead of the curve" by identifying structural changes which have the potential to reshape the global economy. The implications of these changes are the basis for defining "themes." We then make our investment selections by determining which companies are best positioned to benefit from those themes.

   Some of the themes in which we are currently investing include:

O  FULFILL YOUR DREAMS
   The overall wealth of today's society is increasing rapidly and this has a profound impact on consumer spending. In a world where money is becoming more available to consumers, basic "needs" can be met with greater ease than in the past. As a result, we expect consumers to begin focusing on their "wants," enabling them to fulfill their dreams.

O  GLOBAL DATA TRAFFIC
   This theme focuses on the long-term expansion in digital electronic or optical transmissions. We expect these to increase in a non-linear fashion as a result of technological developments in the fields of storage, processing, communications and technological infrastructure.

O  MASTERING INFORMATION
   In the information age, knowledge--rather than physical assets or resources--has become the key to competitiveness. Information has become a commodity available to everyone on a "real time basis." Companies value creativity, and we believe competitive advantages will increasingly depend on how well they manage information and knowledge.


Q: CAN YOU IDENTIFY CERTAIN THEMES WHICH PERFORMED WELL, AND OTHERS WHICH LAGGED BEHIND DURING THE PERIOD?

A: One of the best performing themes for the period was Fulfill Your Dreams. Within this theme, we saw strong performance from Harley-Davidson and Gucci Group (1.2% and 0.9% of net assets, respectively), based in part on robust demand for both companies' products. On the negative side, Global Data Traffic was an underperformer. With the global downturn in telecommunications, holdings such as JDS Uniphase and Cisco Systems (0.6% and 1.0% of net assets, respectively) suffered profit warnings and order cancelations.

Questions & Answers Continued

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FISCAL YEAR?

A: We anticipate continued volatility in US and European markets, but an underlying upward trend may emerge. This trend could be strengthened if investors rotate away from defensive issues and back toward more growth-oriented stocks. Political developments in Japan have given a more positive outlook to that economy, which may in turn create additional strength in the Japanese equity market. We also expect to see sharp polarization of global equity markets in the months to come, as companies with a sustainable competitive edge grow exponentially faster than other companies in the same sector. We believe the fund's portfolio is well positioned to benefit, should these expectations come to pass.


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 4/30/01 and are subject to change. The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged group of securities that differs from the composition of the fund; it is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks. Foreign investing, especially in countries with developing stock markets, can be extremely volatile. An investment in foreign stocks involves market, political, currency and accounting risks not associated with domestic securities.

Nordea's investment decisions are made by an investment team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the fund.

Fund Highlights as of April 30, 2001
--------------------------------------------------------------------------------

                     Stein Roe Global Thematic Equity Fund
                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------
Microsoft                         4.2%    Vodafone Group PLC                2.3%
Pfizer                            3.6     IBM                               2.2
Citigroup                         3.1     Enron                             2.1
General Electric                  3.0     Secom                             1.9
Canon                             2.5     Alleanza Assicurazioni            1.8
--------------------------------------------------------------------------------


                           Equity Portfolio Highlights
                                                                      MSCI
                                                 PORTFOLIO         WORLD INDEX
                                            -----------------------------------
 Number of Holdings                                    91               1311
Dollar Weighted Median
   Market Capitalization ($mil.)                  61,147             50,202
--------------------------------------------------------------------------------

PIE CHART:
                            Economic Sector Breakdown
                                         Portfolio              MSCI World Index

Financials                                  21%                       20%
Technology                                  21%                       15%
Consumer Cyclical                           12%                       10%
Health Care                                 11%                       11%
Consumer Staples                            10%                       12%
Communication Services                       7%                        8%
Capital Goods                                7%                        8%
Energy                                       4%                        6%
Utilities                                    4%                        4%
Basic Materials                              3%                        4%
Transportation                               0%                        2%



Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

Industry sectors in the following financial statements are based upon the S&P 500 Index. The sector classifications used on this page are based upon the subadvisor's defined criteria as used in the investment process.
--------------------------------------------------------------------------------

PIE CHART:
                               Country Allocation
                                         Portfolio              MSCI World Index
United States                               53%                          52%
Japan                                       11%                          11%
United Kingdom                              10%                          10%
France                                       6%                           5%
Italy                                        5%                           2%
Netherlands                                  4%                           3%
Switzerland                                  3%                           3%
Sweden                                       2%                           1%
Hong Kong                                    2%                           1%
Germany                                      1%                           4%
Other                                        3%                           8%

Questions & Answers
--------------------------------------------------------------------------------

AN INTERVIEW WITH BO KNUDSEN, TEAM MANAGER OF NORDEA SECURITIES, INC., THE SUBADVISOR OF STEIN ROE EUROPEAN THEMATIC EQUITY FUND

                                   FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe European Thematic Equity Fund seeks long-term growth of capital by investing at least 65% of its assets in common stocks and other equity securities of European companies of all sizes, including small and mid-sized companies.

   FUND INCEPTION:
   January 2, 2001

   NET ASSETS:
   $1.43 million

   artwork: compass rose

   Photo of Bo Knudsen


Q: HOW DID THE FUND PERFORM DURING ITS FIRST FOUR MONTHS OF OPERATION?

A: Stein Roe European Thematic Equity Fund returned negative 10.31% for the period from January 2 to April 30, 2001. The fund slightly underperformed its benchmark, the MSCI Europe Index, which posted a total return of negative 9.64%.


Q: HOW DID THE EUROPEAN INVESTMENT ENVIRONMENT CONTRIBUTE TO THE FUND'S NEGATIVE PERFORMANCE?

A: The first quarter of 2001 was a period of continued global economic slowdown, as shown by the negative 12.85% return generated by the MSCI World Index. European markets followed suit, as illustrated by the fund's benchmark. The European decline was fueled by weak performance in the US markets and the downgrading of several leading telecom companies. Softening economic conditions in Europe were faithfully reflected in the fund's negative return during the first three months of the period.

   The European economy swung back toward the positive during the month of April on the heels of US interest rate cuts and somewhat revitalized growth issues. Though this upward trend has been accompanied by a certain amount of volatility, gains in April have helped to offset some of the European markets'--and the fund's--previously negative performance.


Q: WHAT STRATEGIES DID YOU EMPLOY DURING THE PERIOD?

A: As thematic investors, our strategy remains fairly constant regardless of market conditions. We strive to "stay ahead of the curve" by identifying structural changes that have the potential to reshape the

Questions & Answers Continued
--------------------------------------------------------------------------------

global economy. The implications of these changes are the basis for defining "themes." We then make our investment selections by determining which companies are best positioned to benefit in tomorrow's market environment.

   Some of the themes in which we are currently investing include:

O  OUTSOURCING AND PRODUCTIVITY
   We believe that globalization leads to increased competition. This means that companies concentrate on core activities and, as a result, focus on enhancing productivity and outsourcing of non-strategic tasks. As a consequence, a huge growth potential exists for vendors of these solutions.


O  CONVERGENCE OF COMMUNICATION AND MEDIA
   We expect that digitalization of communication networks and content will lead to a whole new generation of applications combining content, communication and software into integrated products. We believe content will be of vital importance in driving traffic to the communication networks; at the same time the networks will be the distribution channels for media companies.


o  GLOBAL DATA TRAFFIC
   This theme focuses on long-term expansion in digital electronic or optical transmissions. We expect these to increase in a non-linear fashion as a result of technological developments in the fields of storage, processing, communications and technological infrastructure.


Q: CAN YOU PROVIDE EXAMPLES OF THEMES THAT HAD A SIGNIFICANT IMPACT ON FUND PERFORMANCE?

A: A source of positive return for the fund was our Outsourcing and Productivity theme, led by Saipem and Selecta Group (1.0% and 1.3% of net assets, respectively). Saipem is a leading international contractor within the oil and gas industry with experience in pipelines, industrial plants, offshore oil field development, subsea systems and drilling. The company is in a unique position of offering a global service to meet the needs of its clients. Selecta Group owns and operates food and beverage vending machines and snack shops throughout Europe, offering repair and maintenance services in addition to sales and leasing.

   Conversely, several negative performers were found within our Global Data Traffic theme. For example, Nokia (2.4% of net assets) fell sharply on lower management expectations for the company's mobile telephone sales, and Sonera (0.6% of net assets) performed poorly as a result of crisis conditions in Turkey. (Sonera holds a controlling interest in Turkcell, the leading mobile operator in Turkey.)

Questions & Answers Continued
--------------------------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK FOR EUROPE IN THE MONTHS TO COME?

A: The issue of whether the European economy will continue to follow the global slowdown will depend largely on consumer spending. Consumer confidence is still relatively high, and European domestic demand will probably be resilient due to a combination of tax cuts, an increase in wage growth and low exposure to equity markets.

   We expect that European markets should continue to rise, as we see a rotation out of defensive issues and back toward economically sensitive sectors as investors increase their risk exposure and time horizons. We anticipate that the fund's portfolio is well positioned to capitalize on these changes.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 4/30/01 and are subject to change. The Morgan Stanley Capital International Europe (MSCI Europe) Index is an unmanaged group of securities that differs from the composition of the fund; it is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks. Foreign investing can be extremely volatile. An investment in foreign stocks involves market, political, currency and accounting risks not associated with domestic securities. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

Nordea's investment decisions are made by an investment team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the fund.

Fund Highlights as of April 30, 2001
--------------------------------------------------------------------------------

                    Stein Roe European Thematic Equity Fund


                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------
Vodafone Group PLC                6.6%    Total Fina Elf                    2.9%
UBS                               3.9     Aventis                           2.7
Lloyds TSB Group                  3.8     Telecom Italia                    2.7
Shell Transport & Trading         3.6     Nokia                             2.4
Vivendi Universal                 3.2     Philips Electronics               2.4
--------------------------------------------------------------------------------

                           Equity Portfolio Highlights
                                                                       MSCI
                                                 PORTFOLIO        EUROPE INDEX
                                              ----------------------------------
Number of Holdings                                   53                 506
Dollar Weighted Median
   Market Capitalization ($mil.)                 39,043              44,836

--------------------------------------------------------------------------------

PIE CHART:

                            Economic Sector Breakdown
                                         Portfolio             MSCI Europe Index

Financials                                  25%                          26%
Technology                                  14%                           8%
Consumer Staples                            12%                          11%
Health Care                                 11%                          11%
Communication Services                      11%                          13%
Energy                                       9%                           9%
Consumer Cyclical                            7%                           8%
Capital Goods                                4%                           6%
Utilities                                    2%                           3%
Transportation                               2%                           1%
Basic Materials                              2%                           4%
Unclassified                                 1%                           0%


Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

Industry sectors in the following financial statements are based upon the S&P 500 Index. The sector classifications used on this page are based upon the subadvisor's defined criteria as used in the investment process.
--------------------------------------------------------------------------------

PIE CHART:

                                  Top Countries
                                        Portfolio              MSCI Europe Index


United Kingdom                              28%                          31%
France                                      15%                          16%
Netherlands                                 12%                           8%
Italy                                       12%                           7%
Switzerland                                 11%                           9%
Germany                                     10%                          12%
Sweden                                       3%                           3%
Finland                                      3%                           3%
Portugal                                     2%                           1%
Belgium                                      2%                           1%
Other                                        2%                           9%

                      This page intentionally left blank.

Stein Roe Global Thematic Equity Fund
--------------------------------------------------------------------------------
April 30, 2001
(Unaudited)


Common Stocks - 98.1%                             Country   Shares         Value
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 12.2%
   Motorcycle Manufacturers - 1.2%
   Harley-Davidson, Inc....................                    400      $ 18,436
                                                                        --------

   Apparel & Accessories - 0.9%
   Polo Ralph Lauren Corp. (a).............                    540        14,040
                                                                        --------

   Consumer Electronics - 2.1%
   Philips Electronics NV..................           NT       630        18,513
   Sony Corp...............................           JP       200        14,948
                                                                        --------
                                                                          33,461
   Hotels - 1.2%
   Carnival Corp...........................                    720        19,080
                                                                        --------

   Restaurants - 0.8%
   Compass Group PLC (a)...................           UK     1,280         9,814
   Granada PLC.............................           UK     1,280         3,387
                                                                        --------
                                                                          13,201
   Advertising - 1.6%
   TMP Worldwide, Inc. (a).................                    200         9,648
   WPP Group PLC...........................           UK     1,280        15,218
                                                                        --------
                                                                          24,866
   Broadcasting & Cable - 1.3%
   Univision Communications, Inc., Class A (a)                 460        20,107
                                                                        --------

   Movies & Entertainment - 0.8%
   The Walt Disney Co......................                    390        11,798
                                                                        --------

   Apparel Retail - 0.9%
   Gucci Group NV..........................           NT       160        14,335
                                                                        --------

   General Merchandise Stores - 1.4%
   Wal-Mart Stores, Inc....................                    420        21,731
                                                                        --------

CONSUMER STAPLES - 4.1%
   Drug Retail - 0.8%
   CVS Corp................................                    210        12,380
                                                                        --------

   Food Retail - 0.3%
   FamilyMart Co., Ltd.....................           JP       300         5,023
                                                                        --------

   Packaged Foods - 2.2%
   Cadbury Schweppes PLC...................           UK     1,430         8,775
   Nestle AG, Registered Shares............           SZ         6        12,424
   Numico N.V..............................           NT       330        13,059
                                                                        --------
                                                                          34,258
   Soft Drinks - 0.8%
   PepsiCo, Inc............................                    280        12,267
                                                                        --------

Stein Roe Global Thematic Equity Fund
--------------------------------------------------------------------------------
Continued                                         Country   Shares         Value
--------------------------------------------------------------------------------

ENERGY - 4.3%
   Integrated Oil & Gas - 3.4%
   Compagnie Francaise de Petroleum........           FR       130      $ 19,383
   Exxon Mobil Corp........................                    170        15,062
   Shell Transport & Trading Co. PLC.......           UK     2,220        18,546
                                                                        --------
                                                                          52,991
   Oil & Gas Exploration & Products - 0.9%
   Petroleo Brasileiro SA, ADR.............                    500        13,500
                                                                        --------

FINANCIALS - 19.5%
   Banks - 7.4%
   BankAmerica Corp........................                    300        16,800
   DBS Bank Ltd............................           SI     2,000        17,458
   ForeningsSparbanken AB..................           SW       700         8,297
   Sumitomo Bank...........................           JP     1,000         9,334
   UBS AG..................................           SZ       150        22,828
   UniCredito Italiano Spa.................           IL     2,460        11,562
   Wells Fargo & Co........................                    600        28,182
                                                                        --------
                                                                         114,461
   Diversified Financial Services - 7.9%
   Citigroup, Inc..........................                  1,000        49,150
   Fortis (B)..............................           BG       290         7,464
   International Nederlanden Groep.........           NT       220        15,028
   Merrill Lynch & Co., Inc................                    270        16,659
   Nomura Securities Company Ltd...........           JP     1,000        21,111
   San Paolo - IMI SpA.....................           IL     1,020        14,221
                                                                        --------
                                                                         123,633
   Life & Health Insurance - 1.8%
   Alleanza Assicurazioni..................           IL     2,240        28,420
                                                                        --------

   Multi-Line Insurance - 2.4%
   American International Group, Inc.......                    240        19,632
   Skandia Forsakrings AB..................           SW     1,670        18,165
                                                                        --------
                                                                          37,797

HEALTH CARE - 11.4%
   Health Care Equipment - 1.1%
   Applera Corp. - Applied Biosystems Group                    250         8,015
   Fresenius AG............................           DM        50         8,897
                                                                        --------
                                                                          16,912

   Health Care Supplies - 0.4%
   Hoya Corp...............................           JP       100         6,552
                                                                        --------

   Biotechnology - 0.6%
   GlaxoSmithKline PLC.....................           UK       320         8,478
                                                                        --------

Stein Roe Global Thematic Equity Fund
--------------------------------------------------------------------------------
Continued                                         Country   Shares         Value
--------------------------------------------------------------------------------

HEALTH CARE - Cont.
   Pharmaceuticals - 9.3%
   Abbott Laboratories.....................                    350      $ 16,233
   Aventis S.A.............................           FR       300        23,244
   Johnson & Johnson.......................                    210        20,261
   Merck & Co., Inc........................                    290        22,031
   Pfizer, Inc.............................                  1,310        56,723
   Roche Holding AG (a)....................           SZ         1         7,183
                                                                        --------
                                                                         145,675
INDUSTRIALS - 11.5%
   Aerospace & Defense - 1.0%
   Boeing Co...............................                     80         4,944
   Bombardier, Inc., Class B...............           CD       760        11,062
                                                                        --------
                                                                          16,006
   Building Products - 0.2%
   Sidel SA (a)............................           FR        80         3,507
                                                                        --------

   Construction & Farm Machinery  - 0.3%
   Invensys PLC............................           UK     1,700         3,577
                                                                        --------

   Industrial Conglomerates - 5.5%
   General Electric Co.....................                    960        46,589
   Siemens AG..............................           DM       180        13,294
   Tyco International Ltd..................                    480        25,618
                                                                        --------
                                                                          85,501
   Trading Companies & Distributors - 0.3%
   Grainger (W.W.), Inc....................                    130         5,041
                                                                        --------

   Diversified Commercial Services - 4.2%
   Cendant Corp. (a).......................                    310         5,499
   Chubb PLC...............................           UK     3,560         8,403
   Ecolab, Inc.............................                    380        14,375
   Edison Schools, Inc. (a)................                    350         6,748
   Secom Co., Ltd..........................           JP       500        30,332
                                                                        --------
                                                                          65,357
INFORMATION TECHNOLOGY - 21.5%
   Applications Software - 1.1%
   Electronic Arts, Inc. (a)...............                    300        16,986
                                                                        --------

   Computer Hardware - 4.0%
   International Business Machines Corp....                    300        34,542
   Legend Holdings Ltd.....................           HK    12,000         9,540
   NEC Corp................................           JP     1,000        18,240
                                                                        --------
                                                                          62,322
   Information Technology Consulting & Services - 2.6%
   Cap Gemini SA...........................           FR        90        13,012
   KPMG Consulting, Inc. (a)...............                    355         5,542
   Lloyds TSB Group PLC....................           UK     2,060        21,412
                                                                        --------
                                                                          39,966
   Internet Software & Services - 1.7%
   AOL Time Warner, Inc. (a)...............                    540        27,270
                                                                        --------

Stein Roe Global Thematic Equity Fund
--------------------------------------------------------------------------------
Continued                                         Country   Shares         Value
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - CONT.
   Networking Equipment - 1.0%
   Cisco Systems, Inc. (a).................                    910      $ 15,452
                                                                        --------

   Office Electronics - 2.5%
   Canon, Inc..............................           JP     1,000        39,230
                                                                        --------

   Semiconductor Equipment - 0.7%
   Applied Materials, Inc. (a).............                    210        11,466
                                                                        --------

   Semiconductors - 1.9%
   Altera Corp. (a)........................                    630        15,933
   Xilinx, Inc. (a)........................                    300        14,241
                                                                        --------
                                                                          30,174
   Systems Software - 4.2%
   Microsoft Corp. (a).....................                    970        65,718
                                                                        --------

   Telecommunications Equipment - 1.8%
   Alcatel.................................           FR       230         7,491
   JDS Uniphase Corp. (a)..................                    430         9,193
   Nokia Oyj...............................           FN       320        11,019
                                                                        --------
                                                                          27,703
MATERIALS - 1.4%
   Metals & Mining - 1.4%
   Alcoa, Inc..............................                    520        21,527
                                                                        --------

TELECOMMUNICATION SERVICES - 7.4%
   Integrated Telecommunication Services - 2.3%
   AT&T Corp...............................                    710        15,819
   Sonera Group Oyj (a)....................           FN       410         4,527
   Telecom Italia SpA .....................           IL     1,500        16,637
                                                                        --------
                                                                          36,983

   Wireless Telecom Services - 5.1%
   China Telecom Ltd. (a)..................           HK     3,000        15,312
   NTT Mobile Communication Network, Inc...           JP         1        20,545
   Telesp Celular Participacoes S.A., ADR..                    400         6,720
   Vodafone Group PLC......................           UK    11,870        36,677
                                                                        --------
                                                                          79,254
UTILITIES - 4.8%
   Electric Utilities - 1.4%
   National Grid Group PLC.................           UK     1,870        14,176
   Niagara Mohawk Holdings, Inc. (a).......                    490         8,237
                                                                        --------
                                                                          22,413
   Multi-Utilities - 3.4%
   Enron Corp..............................                    520        32,614
   Vivendi Universal SA....................           FR       300        20,781
                                                                        --------
                                                                          53,395
                                                                        --------

Total Common Stocks (cost of $1,579,315) (b)                          $1,532,250
--------------------------------------------------------------------------------

Other Assets and Liabilities, Net - 1.9%...                               29,932
                                                                        --------
Net Assets - 100.0%........................                           $1,562,182
                                                                      ==========
--------------------------------------------------------------------------------

Stein Roe Global Thematic Equity Fund
--------------------------------------------------------------------------------
Continued
--------------------------------------------------------------------------------

Notes to Investment Portfolio:
(a)   Non-income producing.
(b)   Cost for federal income tax purposes is the same.


Summary of
securities by Country                      Country          Value     % of Total
--------------------------------------------------------------------------------
United States                                          $  831,809          54.3%
Japan                                        JP           165,315          10.8%
United Kingdom                               UK           148,463           9.7%
France                                       FR            87,418           5.7%
Italy                                        IL            70,840           4.6%
Netherlands                                  NT            60,935           4.0%
Switzerland                                  SZ            42,435           2.8%
Sweden                                       SW            26,462           1.7%
Hong Kong                                    HK            24,852           1.6%
Germany                                      DM            22,191           1.5%
Singapore                                    SI            17,458           1.1%
Finland                                      FN            15,546           1.0%
Canada                                       CD            11,062           0.7%
Belgium                                      BG             7,464           0.5%
                                                        ---------         ------
                                                        1,532,250         100.0%
                                                        =========         ======

                   Acronym                   Name
                   -------                   ----
                     ADR           American Depositary Receipt



See notes to financial statements.

Stein Roe European Thematic Equity Fund
--------------------------------------------------------------------------------
April 30, 2001
(Unaudited)


Common Stocks - 92.5%                             Country   Shares         Value
--------------------------------------------------------------------------------
BANKS - 6.9%
   Banks - 6.9%
   Forenings Sparbanken AB.................           SW     1,750      $ 20,743
   UBS AG..................................           SZ       370        56,309
   UniCredito Italiano Spa.................           IL     4,440        20,869
                                                                        --------
                                                                          97,921
CAPITAL GOODS - 4.8%
   Building Products - 2.0%
   Compagnie de Saint Gobain...............           FR       140        21,123
   Sidel SA (a)............................           FR       170         7,453
                                                                        --------
                                                                          28,576
   Construction & Farm Machinery  - 1.1%
   Invensys PLC............................           UK     7,360        15,485
                                                                        --------

   Industrial Conglomerates - 1.7%
   Siemens AG..............................           DM       330        24,373
                                                                        --------

COMMERCIAL SERVICES & Supplies  - 1.4%
   Diversified Commercial Services - 0.7%
   Chubb PLC (a)...........................           UK     4,180         9,866
                                                                        --------

   Office Services & Supplies - 0.7%
   Buhrmann N.V............................           NT       570         9,455
                                                                        --------

CONSUMER DURABLES & Apparel - 2.4%
   Consumer Electronics - 2.4%
   Philips Electronics NV..................           NT     1,180        34,674
                                                                        --------

CONSUMER NON-DURABLES - 1.2%
   Consumer Products - 1.2%
   Volkswagen AG (a).......................           DM       570        17,427
                                                                        --------

DIVERSIFIED FINANCIALS - 8.1%
   Diversified Financial Services - 8.1%
   Banco Comercial Portugues SA............           PG    10,379        25,271
   Fortis (B)..............................           BG     1,010        25,995
   International Nederlanden Groep.........           NT       450        30,740
   San Paolo - IMI Spa.....................           IL     2,380        33,183
                                                                        --------
                                                                         115,189
DIVERSIFIED TELECOM SERVICES - 3.3%
   Integrated Telecom Services - 3.3%
   Sonera Group Oyj........................           FN       790         8,722
   Telecom Italia Spa......................           IL     3,420        37,932
                                                                        --------
                                                                          46,654

Stein Roe European Thematic Equity Fund
--------------------------------------------------------------------------------
Continued                                         Country   Shares         Value
--------------------------------------------------------------------------------

ENERGY - 9.2%
   Integrated Oil & Gas - 8.2%
   Total Fina Elf SA.......................           FR       280      $ 41,748
   ENI Spa.................................           IL     3,430        23,516
   Shell Transport & Trading Co. PLC.......           UK     6,180        51,628
                                                                        --------
                                                                         116,892
   Oil & Gas Drilling - 1.0%
   Saipem Spa..............................           IL     2,280        14,958
                                                                        --------

FOOD, BEVERAGES, & Tobacco - 7.3%
   Packaged Foods - 5.6%
   Cadbury Schweppes PLC...................           UK     4,630        28,411
   Nestle AG Registered Shares.............           SZ        16        33,131
   Numico N.V..............................           NT       480        18,995
                                                                        --------
                                                                          80,537
   Tobacco - 1.7%
   Cie Financiere Richemont AG Class A.....           SZ        10        24,788
                                                                        --------

FOOD & Drug Retailing - 1.3%
   Food Retail - 1.3%
   Selecta Group...........................           SZ        60        18,435
                                                                        --------

HEALTH CARE EQUIPMENT & Services - 0.8%
   Health Care Supplies - 0.8%
   Essilor International SA................           FR        40        11,467
                                                                        --------

HOTELS, RESTAURANTS & Leisure - 1.6%
   Restaurants - 1.6%
   Compass Group PLC (a)...................           UK     2,230        17,098
   Granada PLC.............................           UK     2,230         5,902
                                                                        --------
                                                                          23,000
INSURANCE - 6.1%
   Life & Health Insurance - 1.7%
   Aleanza Assicurazioni...................           IL     1,910        24,234
                                                                        --------

   Multi-Line Insurance - 4.4%
   AXA Colonia Konzern AG (a)..............           DM       200        21,478
   CNP Assurances (a)......................           FR       480        15,485
   Skandia Forsakrings AB..................           SW     2,320        25,235
                                                                        --------
                                                                          62,198
MANUFACTURING - 1.1%
   Computers - 1.1%
   ASM Lithography Holding N.V. (a)........           NT       575        15,207
                                                                        --------

MEDIA - 1.8%
   Advertising - 1.8%
   WPP Group PLC...........................           UK     2,220        26,393
                                                                        --------

PHARMACEUTICALS & Biotechnology - 7.5%
   Biotechnology - 0.9%
   GlaxoSmithKline PLC (a).................           UK       460        12,187
                                                                        --------

Stein Roe European Thematic Equity Fund
--------------------------------------------------------------------------------
Continued                                         Country   Shares         Value
--------------------------------------------------------------------------------

PHARMACEUTICALS & Biotechnology - CONT.
   Pharmaceuticals - 6.6%
   Aventis S.A.............................           FR       500      $ 38,739
   Novo Nordisk A/S Class B................           DK       520        19,785
   Roche Holding AG........................           SZ         3        21,548
   Shire Pharmaceuticals Group PLC.........           UK       850        14,299
                                                                        --------
                                                                          94,371
RETAILING - 1.4%
   Apparel Retail - 1.4%
   Gucci Group NV..........................           NT       230        20,606
                                                                        --------

SOFTWARE & Services - 7.6%
   Applications Software - 2.1%
   SAP AG..................................           DM       190        30,268
                                                                        --------

   IT Consulting & Services - 5.5%
   Cap Gemini S.A..........................           FR       170        24,578
   Lloyds TSB Group PLC....................           UK     5,220        54,257
                                                                        --------
                                                                          78,835
TECHNOLOGY HARDWARE & Equipment - 4.4%
   Semiconductors - 1.1%
   ARM Holdings PLC........................           UK     3,000        16,475
                                                                        --------

   Telecommunications Equipment - 3.3%
   Alcatel (a).............................           FR       380        12,377
   Nokia Oyj...............................           FN     1,010        34,779
                                                                        --------
                                                                          47,156
TRANSPORTATION - 2.0%
   Air Freight & Couriers - 2.0%
   TNT Post Group N.V......................           NT     1,190        28,040
                                                                        --------

UTILITIES - 5.3%
   Electric Utilities - 2.1%
   National Grid Group PLC.................           UK     3,930        29,792
                                                                        --------

   Multi-Utilities - 3.2%
   Vivendi Universal SA (a)................           FR       660        45,718
                                                                        --------

WIRELESS TELECOM SERVICES - 7.0%
   Wireless Telecom Services - 7.0%
   Telecel-Comunicacoes Pessoais SA (a)....           PG       570         6,334
   Vodafone Group PLC......................           UK    30,490        94,210
                                                                        --------
                                                                         100,544
                                                                        --------

Total Common Stocks (cost of $1,428,623) (b)                           1,321,721
--------------------------------------------------------------------------------

Stein Roe European Thematic Equity Fund
--------------------------------------------------------------------------------
Continued                                         Country   Shares         Value
--------------------------------------------------------------------------------

PREFERRED STOCKS - 2.4%
Health Care Equipment & Services - 2.4%
   Health Care Equipment - 2.4%
   Fresenius AG  (cost of $40,666).........           DM       190      $ 33,809

--------------------------------------------------------------------------------

Total Investments (cost of $1,469,289).....                            1,355,530

--------------------------------------------------------------------------------

Other Assets & Liabilities, Net - 5.1%.....                               72,765
                                                                      ----------
Net Assets - 100.0%........................                           $1,428,295
                                                                      ==========
--------------------------------------------------------------------------------


(a)   Non-income producing.
(b)   Cost for federal income tax purposes is the same.

Summary of
Securities by Country                      Country          Value     % of Total
--------------------------------------------------------------------------------
United Kingdom                               UK           376,003           27.7
France                                       Fr           218,688           16.2
Netherlands                                  Nt           157,717           11.6
Italy                                        Il           154,692           11.4
Switzerland                                  Sz           154,211           11.4
Germany                                      dm           127,355            9.4
Sweden                                       Sw            45,978            3.4
Finland                                      Fn            43,501            3.2
Portugal                                     Pg            31,605            2.3
Belgium                                      Bg            25,995            1.9
Denmark                                      Dk            19,785            1.5
                                                       ----------          -----
                                                       $1,355,530          100.0
                                                       ==========          =====



See notes to financial statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 2001 (Unaudited)


                                                                                   SRGTEF                          SRETEF
                                                                        -----------------------------   ----------------------------
Assets
Investments at value (cost $1,579,315 and $1,469,289)...................                   $1,532,250                    $1,355,530
Cash including foreign currencies (cost $20,036 and $131,433)........... $19,692                        $130,455
Receivable for:
   Investments sold.....................................................      --                           9,210
   Dividends............................................................   2,373                           3,725
Expense reimbursement due from
   Advisor/Administrator................................................   8,272                           8,300
Other assets............................................................   4,664               35,001      4,585            156,275
                                                                         -------           ----------   --------        -----------
   Total assets.........................................................                    1,567,251                     1,511,805
Liabilities
Payable for:
  Investments Purchased.................................................      --                          78,375
Accrued:
    Management fee......................................................   1,048                             977
    Administration fee..................................................     185                             172
    Bookkeeping fee.....................................................   2,083                           2,083
    Transfer Agent fee..................................................     453                             433
    Trustees' fee.......................................................     400                             450
    Custodian fee.......................................................     900                           1,020
                                                                         -------                         -------
      Total liabilities.................................................                        5,069                        83,510
                                                                                           ----------                    ----------
      Net assets........................................................                   $1,562,182                    $1,428,295
                                                                                           ==========                    ==========

Shares outstanding......................................................                      162,839                       156,500
                                                                                           ----------                    ----------

Net asset value per share...............................................                   $     9.59                    $     9.13
                                                                                           ----------                    ----------

Composition of Net Assets
Paid-in capital.........................................................                   $1,614,507                    $1,559,140
Undistributed net investment income (accumulated net investment loss)...                       (2,236)                           49
Accumulated net realized loss...........................................                       (2,661)                      (16,235)
Net unrealized depreciation on:
   Investments..........................................................                      (47,065)                     (113,759)
   Foreign currency transactions........................................                         (363)                         (900)
                                                                                           ----------                    ----------
                                                                                           $1,562,182                    $1,428,295
                                                                                           ==========                    ==========

See notes to financial statements.

                                     22-23


Statements of Operations
For the Period Ended April 30, 2001(a) (Unaudited)


                                                                                    SRGTEF                         SRETEF
                                                                        -----------------------------   ----------------------------
Investment Income
Dividends (net of foreign taxes withheld of $431 and $1,056)............                     $  5,470                     $   7,528
Expenses
Management fee.......................................................... $ 4,094                         $ 3,973
Administration fee......................................................     722                             701
Transfer agent fee......................................................   1,041                           1,773
Bookkeeping fee.........................................................   8,013                           8,219
Custodian fee...........................................................   4,080                           4,080
Trustees' fee...........................................................   1,800                           1,800
Audit fee...............................................................   3,960                           3,960
Registration fee........................................................  10,560                          10,560
Reports to shareholders.................................................   3,600                           3,600
Other...................................................................   2,439                           2,118
                                                                         -------                         -------
                                                                          40,309                          40,784

Fees and expenses waived or borne
   by the Advisor/Administrator......................................... (32,603)               7,706    (33,305)             7,479
                                                                         -------           ----------   --------        -----------
Net Investment Income (Loss)............................................                       (2,236)                           49
                                                                                           ----------                   -----------

Net Realized & Unrealized Gain (Loss) on Portfolio Positions
Net realized gain (loss) on:
   Investments..........................................................   1,966                          (8,229)
   Foreign currency transactions .......................................  (4,627)                         (8,006)
                                                                         -------                         -------
      Net realized loss.................................................                       (2,661)                      (16,235)
Net change in unrealized appreciation/depreciation during the period on:
   Investments.......................................................... (47,065)                       (113,759)
   Foreign currency transactions .......................................    (363)                           (900)
                                                                         -------                         -------
      Net change in unrealized appreciation/depreciation................                      (47,428)                     (114,659)
                                                                                           ----------                   -----------
      Net loss..........................................................                      (50,089)                     (130,894)
                                                                                           ----------                   -----------
Decrease in Net Assets from Operations..................................                     $(52,325)                    $(130,845)
                                                                                           ==========                   ===========

(a) The funds commenced investment operations on January 2, 2001.

See notes to financial statements.

                                     24-25

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           SRGTEF                    SRETEF
                                                                                     ------------              ------------
                                                                                       (Unaudited)               (Unaudited)
                                                                                     Period ended              Period ended
                                                                                        April 30,                 April 30,
                                                                                          2001 (a)                  2001 (a)
                                                                                     ------------              ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)......................................................   $     (2,236)             $         49
Net realized loss.................................................................         (2,661)                  (16,235)
Net change in unrealized appreciation/depreciation ...............................        (47,428)                 (114,659)
                                                                                     ------------              ------------
   Net decrease from operations...................................................        (52,325)                 (130,845)
Fund Share Transactions
Receipts for shares sold .........................................................      1,614,607                 1,559,140
Cost of shares repurchased........................................................           (100)                       --
                                                                                     ------------              ------------
   Net increase from fund share transactions......................................      1,614,507                 1,559,140
                                                                                     ------------              ------------
     Total Increase ..............................................................      1,562,182                 1,428,295
Net Assets
Beginning of period...............................................................             --                        --
                                                                                     ------------              ------------
End of period (including accumulated net investment loss and undistributed
   net investment income of ($2,236) and $49, respectively).......................     $1,562,182                $1,428,295
                                                                                     ============              ============
Number of Fund Shares:
Sold..............................................................................        162,850                   156,500
Repurchased.......................................................................            (11)                       --
                                                                                     ------------              ------------
   Net increase from fund share transactions......................................        162,839                   156,500
                                                                                     ============              ============

(a) The funds commenced investment operations on January 2, 2001.

See notes to financial statements.

                                     26-27


Notes to Financial Statements
--------------------------------------------------------------------------------

April 30, 2001 (Unaudited)


NOTE 1. ORGANIZATION
Stein Roe Global Thematic Equity Fund ("Global Thematic Equity Fund") and Stein Roe European Thematic Equity Fund ("European Thematic Equity Fund")(collectively, the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Funds may issue an unlimited number of shares. Each Fund's investment objective is to seek long-term growth of capital.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.
   Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES
Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
   The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Funds may enter into forward currency exchange contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses), which become realized at the time the forward currency contract is closed or matures. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

OTHER
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex date as each Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.


--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE
Stein Roe & Farnham, Inc. (the "Advisor") is the investment Advisor and receives a monthly fee equal to 0.85% annually of each Fund's average net assets. Nordea Securities, Inc., which does business in the U.S. as Nordea Investment Management ("Nordea"), has been retained by the Advisor as sub-advisor to manage the day-to-day investment operations of the Funds. The Advisor, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund.

ADMINISTRATION FEE
The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of each Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of each Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of each Fund's average daily net assets and receives reimbursement for certain out-of-pocket expenses.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets.

OTHER
The Funds pay no compensation to their officers, all of whom are employees of the Advisor or its affiliates.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION
During the period ended April 30, 2001, purchases and sales of investments, other than short-term obligations, were as follows:

                                                          Purchases       Sales
                                                          ---------     --------
   Global Thematic Equity Fund...................        $1,659,870     $ 82,517
   European Thematic Equity Fund.................         1,588,589      111,071

Unrealized appreciation (depreciation) for the period ended April 30, 2001 based on cost of investments for federal income tax purposes was:

                                              Global Thematic European Thematic
                                                Equity Fund      Equity Fund
                                              --------------- -----------------
Gross unrealized appreciation.................   $  91,245        $  27,030
Gross unrealized depreciation ................    (138,310)        (140,789)
                                                 ---------        ---------
    Net unrealized appreciation/depreciation..   $ (47,065)       $(113,759)
                                                 ---------        ---------

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.
   Each Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Funds based on its borrowings. In addition, a commitment fee of 0.10% per annum on each Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of each Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statements of Operations. For the period ended April 30, 2001, the Trust had no borrowings under the agreement.

Financial Highlights
--------------------------------------------------------------------------------
Stein Roe Global Thematic Equity Fund

Selected data for a share of each class outstanding throughout the period is as follows:

                                                                     (Unaudited)
                                                                   Period ended
                                                                      April 30,
                                                                         2001(a)
                                                                       --------
Net Asset Value, Beginning of Period..............................     $  10.13
                                                                       --------
Income From Investment Operations
Net investment loss (b)...........................................        (0.01)
Net realized and unrealized loss on investments...................        (0.53)
                                                                       --------
     Total from investment operations.............................        (0.54)
                                                                       --------
Net Asset Value, End of Period....................................     $   9.59
                                                                       ========
Total return (d)..................................................       (5.33%)
                                                                       ========
Ratios to Average Net Assets
Expenses (c)......................................................        1.60%
Net investment loss (c)...........................................       (0.46%)
Fees and expenses waived or borne by the Advisor (c)..............        6.77%
Portfolio turnover (d) ...........................................           7%
Net assets at end of period (000).................................       $1,562

(a) From commencement of operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Annualized.
(d) Not annualized.

Financial Highlights Continued
--------------------------------------------------------------------------------
Stein Roe European Thematic Equity Fund

Selected data for a share of each class outstanding throughout the period is as follows:

                                                                   (Unaudited)
                                                                 Period ended
                                                                    April 30,
                                                                       2001(a)
                                                                     --------
Net Asset Value, Beginning of Period............................     $  10.18
                                                                     --------
Income From Investment Operations
Net investment income (b).......................................         0.00(c)
Net realized and unrealized loss on investments.................        (1.05)
                                                                     --------
     Total from investment operations...........................        (1.05)
                                                                     --------
Net Asset Value, End of Period..................................     $   9.13
                                                                     ========
Total return (e)................................................      (10.31%)
                                                                     ========
Ratios to Average Net Assets
Expenses (d)....................................................        1.60%
Net investment income (d).......................................        0.01%
Fees and expenses waived or borne by the Advisor (d)............        7.12%
Portfolio turnover (e) .........................................          11%
Net assets at end of period (000)...............................       $1,428

(a) From commencement of operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Less than $0.01.
(d) Annualized.
(e) Not annualized.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------

TRUSTEES

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc.

Janet Langford Kelly
Executive Vice President - Corporate Development, General Counsel, and
  Secretary, Kellogg Company

Richard W. Lowry
Private Investor

Salvatore Macera
Private Investor

William E. Mayer
Partner, Park Avenue Equity Partners

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington;
  consultant on econometric and statistical matters

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.;
  Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst

Thomas C. Theobald
Managing Director, William Blair Capital Partners

Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President
Loren A. Hansen, Executive Vice President
Joseph Palombo, Executive Vice President
J. Kevin Connaughton, Controller

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd LLC
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Focus Fund
Midcap Growth Fund*
Capital Opportunities Fund
International Fund
Small Company Growth Fund
Asia Pacific Fund
Global Thematic Equity Fund
European Thematic Equity Fund

 * Formerly Growth Opportunities Fund



                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com


                         Liberty Funds Distributor, Inc.


                                                 STF-03/890F-0401 (7/01) 01/1082